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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 1999 (November
                                                  ---------------------------
9, 1999)
--------
                                  AMSURG CORP.
             (Exact Name of Registrant as Specified in its Charter)


            TENNESSEE                    000-22217             62-1493316
 (State or other jurisdiction of        (Commission         (I.R.S. employer
 incorporation or organization)         File Number)        identification no.)


        20 BURTON HILLS BOULEVARD
          NASHVILLE, TENNESSEE                                37215
(Address of principal executive offices)                    (Zip code)


                                 (615) 665-1283
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

       Effective November 1, 1999, AmSurg Holdings, Inc. ("AmSurg"), a subsidiary of AmSurg Corp. (the "Company"), acquired from Gulf Coast Endoscopy Center, Inc., a Florida corporation (the "Seller"), a fifty-one percent ownership interest in the assets comprising the business operations of an ambulatory surgery center (the "Center") in Cape Coral, Florida.

       Pursuant to the terms of the Asset Purchase Agreement dated December 31, 1998 as amended, by and among AmSurg, the Company and the Seller, AmSurg paid an initial purchase price of $2,962,729 in cash to the Seller, subject to adjustment as set forth in the Asset Purchase Agreement. The cash used in the purchase transaction was provided primarily from borrowings under the Company's revolving credit agreement with SunTrust Bank, Nashville. The consideration paid to the Seller was determined through arm's-length negotiations between AmSurg and the shareholders of the Seller. Following the asset purchase, AmSurg and the Seller contributed their respective ownership interest in the assets of the Center into The Cape Coral/Ft. Myers Endoscopy ASC, LLC, in which they hold a 51% and 49% membership interest, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       It is impractical to provide at this time the financial statements and pro forma financial information required by Items 7(a) and 7(b). The Company anticipates filing this information in an amendment to this Form 8-K on or prior to January 24, 2000.

 (c)   Exhibits:

       2.1 Asset Purchase Agreement dated December 31, 1998 by and among AmSurg Holdings, Inc., AmSurg Corp. and Gulf Coast Endoscopy Center, Inc.

       2.2 Amendment to Asset Purchase Agreement dated as of November 1, 1999 by and among AmSurg Holdings, Inc., AmSurg Corp. and Gulf Coast Endoscopy Center, Inc.





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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  AMSURG CORP.

                                  By: /s/ Claire M. Gulmi
                                     ---------------------------------------
                                      CLAIRE M. GULMI

                                      Senior Vice President and Chief
                                      Financial Officer
                                      (Principal Financial and Duly Authorized
                                      Officer)



Date: November 23, 1999




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                                INDEX TO EXHIBITS


  EXHIBIT
  NUMBER                                  DESCRIPTION
  ------                                  -----------
    2.1    Asset Purchase Agreement dated December 31, 1998 by and among AmSurg
           Holdings, Inc., AmSurg Corp. and Gulf Coast Endoscopy Center, Inc.

    2.2 Amendment to Asset Purchase Agreement dated as of November 1, 1999 by and among AmSurg Holdings, Inc., AmSurg Corp. and Gulf Coast Endoscopy
           Center, Inc.







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